Exhibit 23
(Form 10-K)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM
We consent to the incorporation by reference in this Annual Report (Form 10-K) of Citizens Banking Corporation of our reports dated February 24, 2006, with respect to the consolidated financial statements of Citizens Banking Corporation and subsidiaries, Citizens Banking Corporation’s management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Citizens Banking Corporation, included in the 2005 Annual Report to Shareholders of Citizens Banking Corporation.
We also consent to the incorporation by reference into the following Registration Statements:

Registration Statement No. 33-47686 on Form S-8 dated May 5, 1992
Citizens Banking Corporation Second Amended Stock Option Plan;

Registration Statement No. 333-09455 on Form S-8 dated August 2, 1996
Citizens Banking Corporation Amended and Restated Section 401(k) Plan;

Registration Statement No. 333-86569 on Form S-8 to Form S-4 dated December 22, 1999
F&M Bancorporation, Inc. Stock Option Plans;

Registration Statement No. 333-40100 on Form S-8 dated June 26, 2000
Citizens Banking Corporation All-Employee Stock Option Plan;

Registration Statement No. 333-86326 on Form S-8 dated April 16, 2002
Citizens Banking Corporation Stock Compensation Plan;

Registration Statement No. 33-61197 on Form S-8 dated February 24, 2003
Citizens Banking Corporation Stock Plan for Directors;

Registration Statement on Form S-4 (No. 333-104472 dated June 9, 2003)
pertaining to the registration of $125,000,000 of subordinated notes, of our reports dated February 24, 2006, with respect to the consolidated financial statements of Citizens Banking Corporation and subsidiaries, and with respect to the Citizens Banking Corporation management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of Citizens Banking Corporation, incorporated by reference in the 2005 Annual Report (Form 10-K).

/s/ Ernst & Young LLP
Detroit, Michigan
March 14, 2006